SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2004

MB Software Corporation
(Exact name of registrant as specified in its charter)

Texas	0-11808	59-2219994

(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 E. Randol Mill Road Suite 305, Arlington, Texas	76011

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 817-633-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
SECTION 2 — FINANCIAL INFORMATION
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Agreement and Plan of Merger
Debt Conversion Agreement and Release
Press Release

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     Effective August 20, 2004, the Company consummated the acquisition of Wound Care Innovations, LLC, a Nevada limited liability company (“WCI”), through a merger of WCI with the Company’s wholly owned subsidiary, WCare Acquisition, LLC, a Nevada limited liability company. WCI owns certain exclusive and nonexclusive distribution rights to CellerateRx™ products, advanced collagen-based wound care products based upon a patented molecular form of collagen. WCI’s distribution rights for these product are exclusive in the domestic medical, retail, government and first aid human use wound care markets, as well as in several international markets.

     The consideration paid by the Company for WCI consisted of an aggregate of 6,000,000 shares of the Company’s common stock, $.001 par value per share (“Common Stock”). The Shares were issued to H.E.B., LLC, a Nevada limited liability company (“HEB”), and Mr. Araldo Cossuta, the sole owners of WCI. Mr. Scott A. Haire is the majority owner and managing member of HEB, and is the Company’s Chairman of the Board, Chief Executive Officer and President. Mr. Cossuta is also a member of the Company’s Board of Directors.

     In connection with the acquisition, HEB and Mr. Cossutta agreed to convert an aggregate of $1,800,612 of WCI debt and other WCI obligations owed to HEB and Mr. Cossutta into an aggregate of 2,257,303 additional shares of the Company’s common stock.

     The shares of common stock that were issued to HEB and Mr. Cossutta were issued by the Company pursuant to an exemption (Section 4(2)) from the registration requirements of the Securities Act of 1933, as amended and are restricted shares.

     The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

SECTION 2 — FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

     Please see the Company’s disclosure under Section 1, Item 1.01.

SECTION 3 — SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

     Please see the Company’s disclosure under Section 1, Item 1.01.

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SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     No financial statements are filed herewith. The Company will file financial statements by amendment hereto not later than 71 days after the date that this Current Report on Form 8-K must be filed.

     (b) Pro forma financial information.

     No pro forma financial statements are filed herewith. The Company will file pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

     (c) Exhibits.

     The following is a list of exhibits filed as part of this Current report on Form 8-K:

2.1	Agreement and Plan of Merger dated as of August 20, 2004, by and among MB Software Corporation, WCare Acquisition, LLC, Wound Care Innovations, LLC, H.E.B., LLC and Araldo A. Cossutta.

10.1	Debt Conversion Agreement and Release dated as of August 20, 2004, by and among MB Software Corporation, Wound Care Innovations, LLC, H.E.B., LLC and Araldo A. Cossutta.

99.1	Press Release dated August 20, 2004

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: August 25, 2004

MB Software Corporation
/s/ Scott A. Haire
Scott A. Haire, Chairman of the
Board, Chief Executive Officer And President (Principal Financial Officer)

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